EXHIBIT 99.2

MERISTAR HOSPITALITY CORPORATION

SUPPLEMENTAL

EARNINGS RELEASE

FINANCIAL INFORMATION

Three and Nine Months Ended

September 30, 2005

This supplemental earnings release financial information should be used in conjunction with the third quarter 2005 earnings release issued November 1, 2005,

which can be found on the company’s website at www.meristar.com.

MeriStar Hospitality Corporation

September 30, 2005

INDEX

Page Number
Consolidated Statements of Operations
Three and Nine Months Ended September 30, 2005 and 2004	3

Consolidated Balance Sheets
September 30, 2005 and December 31, 2004	4

Reconciliation of Net Loss to Funds From Operations
Three and Nine Months Ended September 30, 2005 and 2004	5

Reconciliation of Net Loss to EBITDA
Three and Nine Months Ended September 30, 2005 and 2004	6

Hotel Operational Data
Schedule of Comparable Hotel Results
Three and Nine Months Ended September 30, 2005 and 2004	7

Portfolio Data
Portfolio Distribution at September 30, 2005
By Market, Region, Brand and Location	9

Detailed Operating Statistics
By Market, Region and Location	10

Capital Structure
Total Enterprise Value and Total Debt	12

Forecasted Reconciliation of Net Loss to Funds From Operations
Three Months and Year Ending December 31, 2005	13

Forecasted Reconciliation of Net Loss to EBITDA
Three Months and Year Ending December 31, 2005	14

Hotel Portfolio Listing	15

Notes to Financial Information	17

MeriStar Hospitality Corporation

September 30, 2005

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Revenue:
Hotel operations:
Rooms	$130,674	$121,053	$389,870	$378,807
Food and beverage	48,035	44,483	158,322	147,936
Other hotel operations	12,036	12,518	34,787	43,100
Office rental, parking and other revenue	1,908	1,426	4,941	4,021

Total revenue	192,653	179,480	587,920	573,864

Hotel operating expenses:
Rooms	33,041	32,000	95,766	94,565
Food and beverage	36,323	34,762	112,613	109,284
Other hotel operating expenses	7,708	8,182	22,124	27,290
Office rental, parking and other expenses	945	682	2,381	1,938
Other operating expenses:
General and administrative, hotel	32,328	28,770	93,643	88,950
General and administrative, corporate	4,000	2,547	10,361	9,653
Property operating costs	30,947	28,292	89,622	85,796
Depreciation and amortization	25,728	24,599	73,021	73,058
Property taxes, insurance and other	11,092	12,567	33,439	43,337
Loss on asset impairments	40,343	—	40,343	—
Contract termination costs	1,081	—	1,081	—

Operating expenses	223,536	172,401	574,394	533,871

Equity in income/loss of and interest earned from unconsolidated affiliates	2,682	1,600	7,257	4,800
Hurricane business interruption gain	—	—	4,290	—

Operating (loss) income	(28,201)	8,679	25,073	44,793
Minority interest income	3,062	775	3,370	2,392
Interest expense, net	(30,152)	(30,994)	(91,563)	(95,586)
Loss on early extinguishments of debt	(56,151)	—	(57,158)	(7,903)

Loss before income taxes and discontinued operations	(111,442)	(21,540)	(120,278)	(56,304)
Income tax (expense) benefit	(33)	289	(867)	796

Loss from continuing operations	(111,475)	(21,251)	(121,145)	(55,508)

Discontinued operations:
Loss from discontinued operations before income tax	(5,832)	(5,557)	(8,672)	(23,223)
Income tax benefit	—	36	—	159

Loss from discontinued operations	(5,832)	(5,521)	(8,672)	(23,064)

Net loss	$(117,307)	$(26,772)	$(129,817)	$(78,572)

Basic loss per share:
Loss from continuing operations	$(1.27)	$(0.24)	$(1.39)	$(0.70)
Loss from discontinued operations	(0.07)	(0.07)	(0.09)	(0.29)

Loss per basic share	$(1.34)	$(0.31)	$(1.48)	$(0.99)

Diluted loss per share:
Loss from continuing operations	$(1.28)	$(0.25)	$(1.39)	$(0.71)
Loss from discontinued operations	(0.06)	(0.06)	(0.09)	(0.28)

Loss per diluted share	$(1.34)	$(0.31)	$(1.48)	$(0.99)

MeriStar Hospitality Corporation

September 30, 2005

CONSOLIDATED BALANCE SHEETS

(In thousands, except per share amounts)

	September 30, 2005	December 31, 2004
ASSETS
Property and equipment	$2,569,041	$2,581,720
Accumulated depreciation	(513,559)	(506,632)

	2,055,482	2,075,088
Assets held for sale	23,058	—
Investment in and advances to unconsolidated affiliates	71,465	84,796
Prepaid expenses and other assets	35,969	34,533
Insurance claim receivable	37,070	76,056
Accounts receivable, net of allowance for doubtful accounts of $528 and $691	41,922	32,979
Restricted cash	18,839	58,413
Cash and cash equivalents	35,296	60,540

	$2,319,101	$2,422,405

LIABILITIES AND STOCKHOLDERS’ EQUITY
Long-term debt	$1,613,982	$1,573,276
Accounts payable and accrued expenses	81,638	75,527
Accrued interest	31,719	41,165
Due to Interstate Hotels and Resorts	16,881	21,799
Other liabilities	7,618	11,553

Total liabilities	1,751,838	1,723,320

Minority interests	10,050	14,053
Stockholders’ equity:
Preferred stock, par value $0.01 per share
Authorized – 100,000 shares Issued – none	—	—
Common stock, par value $0.01 per share
Authorized – 100,000 shares Issued – 89,982 and 89,739 shares	900	897
Additional paid-in capital	1,468,504	1,465,658
Accumulated deficit	(868,210)	(738,393)
Common stock held in treasury – 2,491 and 2,372 shares	(43,981)	(43,130)

Total stockholders’ equity	557,213	685,032

	$2,319,101	$2,422,405

MeriStar Hospitality Corporation

September 30, 2005

RECONCILIATION OF NET LOSS TO FUNDS FROM OPERATIONS (a)

(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Funds From Operations:
Net loss	$(117,307)	$(26,772)	$(129,817)	$(78,572)
Depreciation and amortization of real estate assets	22,149	24,614	68,146	72,734
Loss on disposal of assets	1,490	2,232	2,527	13,762
Unconsolidated affiliate adjustments	990	—	3,407	—
Minority interest to common OP unit holders	(3,028)	(735)	(1,882)	(2,469)

Funds from operations	$(95,706)	$(661)	$(57,619)	$5,455

Weighted average number of shares of common stock outstanding	89,750	89,662	87,452	82,060

Funds from operations per diluted share	$(1.07)	$(0.01)	$(0.66)	$0.07

Funds From Operations, as adjusted:
Funds from operations	$(95,706)	$(661)	$(57,619)	$5,455
Loss on asset impairments	44,153	2,581	46,989	10,022
Loss on early extinguishments of debt	56,151	—	57,158	7,903
Write off of deferred financing fees	2,321	—	2,531	1,719
Contract termination costs	1,081	—	1,081	—
Minority interest to common OP unit holders	(201)	—	(2,737)	—

Funds from operations, as adjusted	$7,799	$1,920	$47,403	$25,099

Weighted average number of shares of common stock and common stock equivalents outstanding	87,668	89,713	87,579	82,060

Funds from operations per diluted share, as adjusted	$0.09	$0.02	$0.54	$0.31

(a)	See the notes to the financial information for discussion of non-GAAP measures.

MeriStar Hospitality Corporation

September 30, 2005

RECONCILIATION OF NET LOSS TO EBITDA (a)

(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
EBITDA and Adjusted EBITDA:
Net loss	$(117,307)	$(26,772)	$(129,817)	$(78,572)
Loss from discontinued operations	(5,832)	(5,521)	(8,672)	(23,064)

Loss from continuing operations	(111,475)	(21,251)	(121,145)	(55,508)
Interest expense, net	30,152	30,994	91,563	95,586
Income tax expense (benefit)	33	(289)	867	(796)
Depreciation and amortization (b)	25,728	24,599	73,021	73,058

EBITDA from continuing operations	(55,562)	34,053	44,306	112,340
Loss on asset impairments	40,343	—	40,343	—
Contract termination costs	1,081	—	1,081	—
Minority interest income	(3,062)	(775)	(3,370)	(2,392)
Loss on early extinguishments of debt	56,151	—	57,158	7,903
Equity investment adjustments:
Equity in loss of affiliates	178	—	1,342	—
Distributions from equity investments	561	—	1,352	—

Adjusted EBITDA from continuing operations	$39,690	$33,278	$142,212	$117,851

Loss from discontinued operations	$(5,832)	$(5,521)	$(8,672)	$(23,064)
Interest expense, net	—	—	—	(478)
Income tax benefit	—	(36)	—	(159)
Depreciation and amortization	443	1,375	2,111	5,510

EBITDA from discontinued operations	(5,389)	(4,182)	(6,561)	(18,191)
Loss on asset impairments	3,810	2,581	6,646	10,022
Loss on disposal of assets	1,490	2,231	2,527	13,762

Adjusted EBITDA from discontinued operations	$(89)	$630	$2,612	$5,593

Adjusted EBITDA, total operations	$39,601	$33,908	$144,824	$123,444

(a)	See the notes to the financial information for discussion of non-GAAP measures.

(b)	Depreciation and amortization includes the write-off of deferred financing costs totaling $2.3 million for the three months ended September 30, 2005 and $2.5 million and $1.7 million for the nine months ended September 30, 2005 and 2004, respectively, related to our early extinguishments of debt during these periods.

MeriStar Hospitality Corporation

September 30, 2005

HOTEL OPERATIONAL DATA

SCHEDULE OF COMPARABLE HOTEL RESULTS (a)

(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Number of hotels	57	57	57	57
Number of rooms	16,619	16,619	16,619	16,619
Comparable hotel revenues:
Rooms	$116,864	$104,312	$348,342	$320,493
Food and beverage	42,632	38,017	139,134	129,126
Other hotel operations	8,638	8,278	25,076	24,485

Comparable hotel revenues (b)	168,134	150,607	512,552	474,104

Comparable hotel expenses:
Room	29,914	27,504	86,697	81,685
Food and beverage	32,202	29,459	98,875	94,489
Other	5,747	5,691	17,094	16,989
General and administrative	28,547	25,964	83,264	78,677
Property operating costs, less management fees	24,458	21,712	69,494	64,697

Comparable hotel expenses (c)	120,868	110,330	355,424	336,537

Comparable Hotel Gross Operating Profit	47,266	40,277	157,128	137,567

Margin	28.1%	26.7%	30.7%	29.0%
Management Fees (c)	4,196	3,754	12,800	11,828
Property taxes, insurance and other (c)	8,891	8,402	26,664	25,854

Comparable Hotel EBITDA, excluding BI (d)	$34,179	$28,121	$117,664	$99,885

Margin	20.3%	18.7%	23.0%	21.1%
Hurricane business interruption gain	—	—	969	—

Comparable Hotel EBITDA, including BI (d)	$34,179	$28,121	$118,633	$99,885

Margin	20.3%	18.7%	23.1%	21.1%

(a)	See the notes to the financial information for discussion of non-GAAP measures, and comparable hotel results and statistics.

MeriStar Hospitality Corporation

September 30, 2005

(b)	The reconciliation of total revenues per the consolidated statements of operations to the comparable hotel revenues is as follows (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Revenues per the consolidated statements of operations	$192,653	$179,480	$587,920	$573,864
Non-comparable hotel revenues	(22,611)	(27,447)	(70,427)	(95,739)
Office rental, parking and other revenue	(1,908)	(1,426)	(4,941)	(4,021)

Comparable hotel revenues	$168,134	$150,607	$512,552	$474,104

(c)	The reconciliation of operating costs per the consolidated statements of operations to the comparable hotel expenses, management fees, property taxes, insurance and other is as follows (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Operating expenses per the consolidated statements of operations	$223,536	$172,401	$574,394	$533,871
Non-comparable hotel expenses	(18,429)	(22,769)	(54,700)	(76,941)
General and administrative, corporate	(4,000)	(2,547)	(10,361)	(9,653)
Depreciation and amortization	(25,728)	(24,599)	(73,021)	(73,058)
Loss on asset impairments	(40,343)	—	(40,343)	—
Contract termination costs	(1,081)	—	(1,081)	—

Comparable hotel expenses, management fees, property taxes, insurance and other	$133,955	$122,486	$394,888	$374,219

(d)	The reconciliation of comparable hotel EBITDA to operating income per the consolidated statements of operations is as follows (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Comparable hotel EBITDA, including BI	$34,179	$28,121	$118,633	$99,885
Non-comparable results, net (e)	4,182	4,678	15,727	18,798
Office rental, parking and other revenue	1,908	1,426	4,941	4,021
General and administrative, corporate	(4,000)	(2,547)	(10,361)	(9,653)
Depreciation and amortization	(25,728)	(24,599)	(73,021)	(73,058)
Loss on asset impairments	(40,343)	—	(40,343)	—
Contract termination costs	(1,081)	—	(1,081)	—
Equity in income/loss of and interest earned from unconsolidated affiliates	2,682	1,600	7,257	4,800
Hurricane business interruption gain at non-comparable hotels	—	—	3,321	—

Operating Income	$(28,201)	$8,679	$25,073	$44,793

(e)	Non-comparable results, net represent all revenues and expenses, other than those of our comparable hotels, and specific revenues and expenses identified above: office rental, parking and other revenue; general and administrative, corporate; depreciation and amortization; loss on asset impairments; contract termination costs and equity in income/loss of and interest earned from unconsolidated affiliates.

MeriStar Hospitality Corporation

September 30, 2005

PORTFOLIO DATA

Portfolio Distribution at September 30, 2005

Top Markets	Hotels	Rooms	% of Total Rooms	% of 2005 YTD Revenue
Washington DC Metro	11	2,478	12.8%	20.3%
Southwest Florida	6	1,026	5.3%	1.6%
Southern California	4	1,519	7.8%	10.5%
New Jersey	4	1,120	5.8%	7.3%
Orlando	3	1,545	8.0%	5.1%
Chicago	2	857	4.4%	4.3%
Northern California	2	764	3.9%	4.5%
Colorado	2	736	3.8%	2.7%
Atlanta	2	650	3.4%	3.4%
Dallas	2	598	3.1%	2.6%
Houston	2	597	3.1%	3.5%
Other Hotels	29	7,486	38.6%	34.2%
Total Markets	69	19,376	100.0%	100.0%

Regions	Hotels	Rooms	% of Total Rooms	% of 2005 YTD Revenue
South Atlantic	19	5,441	28.1%	20.8%
Middle Atlantic	17	4,084	21.1%	30.5%
South Central	11	3,281	16.9%	15.5%
Pacific	9	3,078	15.9%	19.0%
North Central	7	1,789	9.2%	7.7%
Mountain	5	1,503	7.8%	5.8%
New England	1	200	1.0%	0.7%
Total Regions	69	19,376	100.0%	100.0%

Brand	Hotels	Rooms	% of Total Rooms	% of 2005 YTD Revenue
Hilton
Hilton	15	4,238	21.9%	24.8%
DoubleTree	7	2,369	12.2%	9.2%
Embassy Suites	3	728	3.8%	3.5%
Starwood
Sheraton	10	3,220	16.6%	18.0%
Westin	1	495	2.6%	2.8%
Marriott
Marriott	4	1,696	8.8%	10.7%
Courtyard by Marriott	3	587	3.0%	2.7%
Ritz-Carlton	1	366	1.9%	4.7%
Intercontinental
Holiday Inn	5	1,229	6.3%	3.4%
Crowne Plaza	3	972	5.0%	3.8%
Independent	8	1,242	6.4%	4.9%
Radisson	5	1,337	6.9%	6.9%
Other	4	897	4.6%	4.6%
Total Brands	69	19,376	100.0%	100.0%

Location	Hotels	Rooms	% of Total Rooms	% of 2005 YTD Revenue
Urban	19	5,004	25.8%	34.3%
Resort	14	4,018	20.7%	14.5%
Airport	13	4,236	21.9%	20.3%
Suburban	23	6,118	31.6%	30.9%
Total Locations	69	19,376	100.0%	100.0%

MeriStar Hospitality Corporation

September 30, 2005

DETAILED OPERATING STATISTICS BY MARKET, REGION AND LOCATION

Comparable hotels, same store basis (a)

			3rd Quarter 2005			3rd Quarter 2004			Percent Change in RevPAR
Market/Region/Location	Hotels	Rooms	ADR	Occ%	RevPAR	ADR	Occ%	RevPAR
Washington DC Metro (b)	10	2,112	$135.15	77.8%	$105.21	$121.97	77.3%	$94.23	11.7%
New Jersey	4	1,120	$129.25	63.3%	$81.86	$124.99	55.9%	$69.92	17.1%
Southern California (b)	3	1,034	$126.89	83.9%	$106.40	$109.03	82.3%	$89.68	18.6%
Orlando (c)	2	1,231	$76.83	59.7%	$45.90	$69.13	73.0%	$50.47	-9.1%
Chicago	2	857	$118.44	73.3%	$86.85	$105.64	71.8%	$75.81	14.6%
Northern California	2	764	$146.55	80.7%	$118.22	$127.29	84.7%	$107.87	9.6%
Colorado	2	736	$97.82	71.4%	$69.86	$84.01	69.8%	$58.67	19.1%
Atlanta	2	650	$93.72	78.8%	$73.81	$84.31	76.7%	$64.66	14.2%
Dallas	2	598	$88.37	68.3%	$60.34	$88.79	51.4%	$45.67	32.1%
Houston	2	597	$111.96	71.0%	$79.45	$101.82	60.1%	$61.21	29.8%
All other markets (c)	26	6,920	$98.23	65.1%	$63.90	$89.47	66.2%	$59.26	7.8%

All Markets	57	16,619	$109.78	69.6%	$76.44	$98.79	69.4%	$68.57	11.5%

Middle Atlantic (b)	16	3,718	$132.47	73.9%	$97.91	$122.54	70.9%	$86.83	12.8%
South Atlantic (c)	11	3,861	$92.38	62.3%	$57.58	$80.80	67.2%	$54.34	6.0%
South Central	9	2,955	$98.95	66.4%	$65.65	$91.58	62.3%	$57.07	15.0%
Pacific (b)	8	2,593	$128.54	75.0%	$96.35	$113.12	75.3%	$85.19	13.1%
North Central	7	1,789	$101.92	72.0%	$73.33	$94.57	70.6%	$66.78	9.8%
Mountain	5	1,503	$88.85	71.8%	$63.81	$77.68	73.1%	$56.77	12.4%
New England	1	200	$88.69	72.9%	$64.70	$77.81	73.3%	$57.05	13.4%

All Regions	57	16,619	$109.78	69.6%	$76.44	$98.79	69.4%	$68.57	11.5%

Urban (b)	17	4,615	$131.39	76.6%	$100.64	$114.98	78.8%	$90.65	11.0%
Resort (c)	6	2,438	$96.60	55.9%	$54.02	$83.10	63.7%	$52.91	2.1%
Airport (b)	11	3,448	$92.64	70.7%	$65.51	$83.73	70.8%	$59.31	10.5%
Suburban	23	6,118	$105.81	69.2%	$73.26	$99.12	63.7%	$63.16	16.0%

All Locations	57	16,619	$109.78	69.6%	$76.44	$98.79	69.4%	$68.57	11.5%

(a)	See notes to financial information for discussion of comparable hotel operating results and statistics.

(b)	Excludes hotels acquired during the second quarter of 2004.

(c)	Excludes hotels significantly affected by hurricanes.

MeriStar Hospitality Corporation

September 30, 2005

DETAILED OPERATING STATISTICS BY MARKET, REGION AND LOCATION

Comparable hotels, same store basis (a)

			September 2005 Year-to-Date			September 2004 Year-to-Date			Percent Change in RevPAR
Market/Region/Location	Hotels	Rooms	ADR	Occ%	RevPAR	ADR	Occ%	RevPAR
Washington DC Metro (b)	10	2,112	$139.72	75.7%	$105.78	$124.96	75.9%	$94.89	11.5%
New Jersey	4	1,120	$130.01	60.4%	$78.59	$127.78	55.8%	$71.29	10.2%
Southern California (b)	3	1,034	$124.60	78.9%	$98.26	$109.76	78.2%	$85.82	14.5%
Orlando (c)	2	1,231	$90.33	70.9%	$64.08	$76.31	74.5%	$56.86	12.7%
Chicago	2	857	$115.41	64.9%	$74.89	$99.04	67.7%	$67.02	11.7%
Northern California	2	764	$129.86	74.7%	$97.07	$118.33	79.1%	$93.65	3.7%
Colorado	2	736	$91.75	59.9%	$54.95	$82.35	64.1%	$52.75	4.2%
Atlanta	2	650	$93.88	77.5%	$72.79	$82.70	80.5%	$66.60	9.3%
Dallas	2	598	$90.48	64.1%	$57.98	$88.58	55.9%	$49.50	17.1%
Houston	2	597	$111.22	69.3%	$77.11	$110.04	68.6%	$75.48	2.2%
All other markets (c)	26	6,920	$102.83	67.1%	$68.98	$95.02	68.0%	$64.60	6.8%

All Markets	57	16,619	$111.20	69.1%	$76.79	$101.18	69.7%	$70.53	8.9%

Middle Atlantic (b)	16	3,718	$135.84	71.3%	$96.80	$125.24	69.7%	$87.26	10.9%
South Atlantic (c)	11	3,861	$101.35	69.3%	$70.26	$89.14	71.9%	$64.09	9.6%
South Central	9	2,955	$101.40	65.9%	$66.83	$96.80	64.7%	$62.63	6.7%
Pacific (b)	8	2,593	$122.94	71.9%	$88.40	$111.63	73.1%	$81.55	8.4%
North Central	7	1,789	$99.26	65.9%	$65.39	$90.30	67.2%	$60.64	7.8%
Mountain	5	1,503	$87.13	67.6%	$58.87	$78.86	70.1%	$55.27	6.5%
New England	1	200	$88.50	71.7%	$63.45	$75.64	78.2%	$59.16	7.3%

All Regions	57	16,619	$111.20	69.1%	$76.79	$101.18	69.7%	$70.53	8.9%

Urban (b)	17	4,615	$130.55	73.8%	$96.35	$116.23	75.9%	$88.26	9.2%
Resort (c)	6	2,438	$110.41	66.2%	$73.11	$96.87	70.5%	$68.33	7.0%
Airport (b)	11	3,448	$94.72	70.9%	$67.16	$84.06	72.4%	$60.88	10.3%
Suburban	23	6,118	$105.09	65.6%	$68.90	$100.46	63.1%	$63.43	8.6%

All Locations	57	16,619	$111.20	69.1%	$76.79	$101.18	69.7%	$70.53	8.9%

(a)	See notes to financial information for discussion of comparable hotel operating results and statistics.

(b)	Excludes hotels acquired during the second quarter of 2004.

(c)	Excludes hotels significantly affected by hurricanes.

MeriStar Hospitality Corporation

September 30, 2005

CAPITAL STRUCTURE

Total Enterprise Value

(In thousands, except per share information, ratios and percentages)

	As of September 30, 2005	As of December 31, 2004
Common shares outstanding, net	87,491	87,367
Operating partnership units	2,259	2,298

Combined shares and units	89,750	89,665
Common stock price at end of period	$9.13	$8.35

Common equity capitalization	$819,418	$748,703
Total debt	1,613,982	1,573,276
Total cash	(54,135)	(118,953)

Total enterprise value (TEV)	$2,379,265	$2,203,026

TEV per room	$123	$108
Rooms owned	19,376	20,319

Total Debt

Total debt as of September 30, 2005 consisted of the following:

	Encumbered Hotels	Maturity	Interest Rate	September 30, 2005	December 31, 2004
Secured Bank Facility	13	2006	LIBOR + 350 bps	$25,000	$—
Senior Subordinated Notes	—	2007	8.75%	—	33,976
Senior Unsecured Notes	—	2008	9.00%	251,298	270,130
Senior Unsecured Notes	—	2009	10.50%	205,249	223,343
CMBS	19	2009	LIBOR + 444 bps	—	302,979
CMBS	16	2010	LIBOR + 135 bps	304,210	—
Convertible Notes	—	2010	9.50%	170,000	170,000
Senior Unsecured Notes	—	2011	9.13%	340,634	353,178
Mortgage Debt and other	6	Various	Various	219,482	125,051
CMBS	4	2013	6.88%	98,109	99,293

				1,613,982	1,577,950
Fair value adjustment for interest rate swap				—	(4,674)

				$1,613,982	$1,573,276

Average Maturity				4.7 Years	5.0 Years
Average Interest Rate				7.97%	8.51%

MeriStar Hospitality Corporation

September 30, 2005

FORECASTED RECONCILIATION OF NET LOSS TO FUNDS FROM OPERATIONS

(In millions, except per share amounts)

	Three Months Ending December 31, 2005
	Low-end of range	High-end of range
Forecasted Funds from Operations:
Net loss (a)	$(14)	$(9)
Adjustments to forecasted net loss:
Depreciation and amortization of real estate assets	22	22
Unconsolidated affiliate adjustments	1	1
Minority interest to common OP unit holders	—	—

Funds from operations	$9	$14
Weighted average diluted shares of common stock and common OP units outstanding	90	90

Funds from operations per diluted share	$0.10	$0.16

Funds From Operations, as adjusted:
Funds from operations	$9	$14
Loss on asset impairments	—	—
Loss on early extinguishments of debt	—	—

Funds from operations, as adjusted	$9	$14
Weighted average number of shares of common stock and common stock equivalents outstanding	90	90

Funds from operations per diluted share, as adjusted	$0.10	$0.16

	Year Ending December 31, 2005
	Low-end of range	High-end of range
Forecasted Funds from Operations:
Net loss (a)	$(143)	$(138)
Adjustments to forecasted net loss:
Depreciation and amortization of real estate assets	90	90
Unconsolidated affiliate adjustments	4	4
Minority interest to common OP unit holders	(4)	(4)
Loss on disposal of assets	3	3

Funds from operations	$(50)	$(45)
Weighted average number of shares of common stock and common OP units outstanding	90	90

Funds from operations per diluted share	$(0.56)	$(0.50)

Funds From Operations, as adjusted:
Funds from operations	$(50)	$(45)
Loss on asset impairments	47	47
Contract termination fees	1	1
Loss on early extinguishments of debt	57	57
Write-off of deferred financing costs	3	3

Funds from operations, as adjusted	$58	$63
Weighted average number of shares of common stock and common stock equivalents outstanding	90	90

Funds from operations per diluted share, as adjusted	$0.64	$0.70

(a)	Forecasted net loss does not include any possible future losses on asset impairments, gains or losses on the sale of assets, gains or losses on early extinguishment of debt, or gains or losses on property damage insurance recoveries.

MeriStar Hospitality Corporation

September 30, 2005

FORECASTED RECONCILIATION OF NET LOSS TO EBITDA

(In millions)

	Three Months Ending December 31, 2005
	Low-end of range	High-end of range
EBITDA and Adjusted EBITDA:
Net loss (a)	$(14)	$(9)
Interest expense, net	30	30
Depreciation and amortization	24	24

EBITDA	40	45
Equity investment adjustments:
Equity in income of affiliates	(1)	(1)
Distributions from equity investments	1	1
Minority interest to common OP unit holders	—	—

Adjusted EBITDA	$40	45

	Year Ending December 31, 2005
	Low-end of range	High-end of range
EBITDA and Adjusted EBITDA:
Net loss (a)	$(143)	$(138)
Interest expense, net	122	122
Depreciation and amortization	96	96
Write-off of deferred financing costs	3	3

EBITDA	78	83
Loss on asset impairments	47	47
Contract termination fees	1	1
Loss on early extinguishments of debt	57	57
Equity investment adjustments:
Equity in income of affiliates	—	—
Distributions from equity investments	3	3
Minority interest to common OP unit holders	(4)	(4)
Loss on disposal of assets	3	3

Adjusted EBITDA	$185	190

(a)	Forecasted net loss does not include any possible future losses on asset impairments, gains or losses on the sale of assets, gains or losses on early extinguishment of debt, or gains or losses on property damage insurance recoveries.

MeriStar Hospitality Corporation

September 30, 2005

HOTEL PORTFOLIO LISTING

Hotel	Location	Guest Rooms
Arizona
Embassy Suites Tucson	Tucson	204
California
Courtyard by Marriott Marina Del Rey	Marina Del Rey	276
Crowne Plaza San Jose	San Jose	239
Doral Palm Springs	Palm Springs	285
Hilton Irvine	Irvine	289
Hilton Sacramento	Sacramento	331
LA Marriott Downtown	Los Angeles	469
Marriott Irvine	Irvine	485
Sheraton Fisherman’s Wharf	San Francisco	525
Colorado
Embassy Suites Denver	Englewood	236
Sheraton Colorado Springs	Colorado Springs	500
Connecticut
DoubleTree Hotel Bradley International Airport	Windsor Locks	200
Florida
Best Western Sanibel Island Resort	Sanibel Island	46
DoubleTree Hotel Westshore	Tampa	496
DoubleTree Universal	Orlando	742
Hilton Clearwater	Clearwater	426
Hilton Hotel Cocoa Beach	Cocoa Beach	296
Holiday Inn Fort Lauderdale Beach	Ft. Lauderdale	240
Holiday Inn Walt Disney World Village	Lake Buena Vista	314
Sanibel Inn	Sanibel Island	96
Seaside Inn	Sanibel Island	32
Sheraton Beach Resort Key Largo	Key Largo	200
Sheraton Safari Lake Buena Vista	Lake Buena Vista	489
Song of the Sea	Sanibel Island	30
South Seas Plantation Resort & Yacht Harbor	Captiva	579
Sundial Beach Resort	Sanibel Island	243
Georgia
DoubleTree Atlanta	Atlanta	155
Westin Atlanta	Atlanta	495
Illinois
Crowne Plaza Chicago O’Hare	Rosemont	507
Radisson Chicago	Chicago	350
Indiana
DoubleTree Indianapolis	Indianapolis	137
Kentucky
Hilton Seelbach	Louisville	321
Radisson Lexington	Lexington	367
Louisiana
Hilton Lafayette	Lafayette	327
Holiday Inn Select New Orleans	Kenner	303
Hotel Maison de Ville	New Orleans	23
Maryland
Radisson Annapolis	Annapolis	219
Radisson Cross Keys	Baltimore	148
Sheraton Columbia	Columbia	287

MeriStar Hospitality Corporation

September 30, 2005

Hotel	Location	Guest Rooms
Michigan
Hilton Detroit	Romulus	151
Hilton Hotel Grand Rapids	Grand Rapids	224
New Jersey
Courtyard by Marriott Secaucus	Secaucus	165
Doral Forrestal	Princeton	290
Marriott Somerset	Somerset	440
Sheraton Crossroads Hotel Mahwah	Mahwah	225
New Mexico
Wyndham Albuquerque Airport Hotel	Albuquerque	276
North Carolina
Courtyard by Marriott Durham	Durham	146
Hilton Hotel Durham	Durham	194
Sheraton Charlotte Airport	Charlotte	222
Oklahoma
Sheraton Oklahoma City	Oklahoma City	395
Pennsylvania
Embassy Suites Philadelphia	Philadelphia	288
Sheraton Great Valley	Frazer	198
Texas
DoubleTree Austin	Austin	350
DoubleTree Hotel Dallas Galleria	Dallas	289
Hilton Arlington	Arlington	309
Hilton Houston Westchase	Houston	295
Marriott West Loop Houston	Houston	302
Utah
Hilton Salt Lake City Airport	Salt Lake City	287
Virginia
Hilton Arlington	Arlington	209
Hilton Crystal City	Arlington	386
Holiday Inn Historic District Alexandria	Alexandria	178
Radisson Old Town Alexandria	Alexandria	253
The Ritz-Carlton, Pentagon City	Arlington	366
Washington
Sheraton Bellevue	Bellevue	179
Washington, D.C.
Georgetown Inn	Washington, D.C.	96
Hilton Embassy Row	Washington, D.C.	193
Latham Georgetown	Washington, D.C.	143
Wisconsin
Crowne Plaza Madison	Madison	226
Holiday Inn Madison	Madison	194

Total Rooms		19,376

MeriStar Hospitality Corporation

September 30, 2005

NOTES TO FINANCIAL INFORMATION

Funds From Operations

Substantially all of our non-current assets consist of real estate, and, in accordance with accounting principles generally accepted in the United States, or GAAP, those assets are subject to straight-line depreciation, which reflects the assumption that the value of real estate assets, other than land, will decline ratably over time. That assumption is often not true with respect to the actual market values of real estate assets (and, in particular, hotels), which fluctuate based on economic, market and other conditions. As a result, management and many industry investors believe the presentation of GAAP operating measures for real estate companies to be more informative and useful when other measures, adjusted for depreciation and amortization, are also presented.

In an effort to address these concerns, the National Association of Real Estate Investment Trusts, or NAREIT, adopted a definition of Funds From Operations, or FFO. NAREIT defines FFO as net income (computed in accordance with GAAP) excluding gains or losses from sales of real estate, real estate-related depreciation and amortization, and after comparable adjustments for our portion of these items related to unconsolidated partnerships and joint ventures. Extraordinary items and cumulative effect of changes in accounting principles as defined by GAAP are also excluded from the calculation of FFO. As defined by NAREIT, FFO also does not include reductions from asset impairment charges. The SEC, however, recommends that FFO includes the effect of asset impairment charges, which is the presentation we have adopted for all historical presentations of FFO. We believe FFO is an indicative measure of our operating performance due to the significance of our hotel real estate assets and provides beneficial information to investors.

Adjusted FFO represents FFO excluding the effects of gains or losses on early extinguishments of debt, write-offs of deferred financing costs, contract termination costs and, in accordance with the NAREIT definition of FFO, asset impairment charges. We exclude the effects of gains or losses on early extinguishments of debt, write-offs of deferred financing costs, contract termination costs and asset impairment charges because we believe that including them in Adjusted FFO does not fully reflect the operating performance of our remaining assets. We believe Adjusted FFO is useful for the same reasons we believe that FFO is useful, but we also believe that Adjusted FFO enables us and the investor to consider our operating performance without considering the items we exclude from our definition of Adjusted FFO.

Consolidated Earnings Before Interest, Income Taxes, Depreciation and Amortization

EBITDA represents consolidated earnings before interest, income taxes, depreciation and amortization and includes operations from the assets included in discontinued operations. We further adjust EBITDA for the effect of capital market transactions that would result in a gain or loss on early extinguishments of debt, contract termination costs, the earnings effect and distributions related to equity method investments, as well as the earnings effect of asset dispositions and any impairment assessments, resulting in the measure that we refer to as “Adjusted EBITDA.” We exclude the effect of gains or losses on early extinguishments of debt, contract termination costs, the earnings effect and distributions related to equity method investments, as well as the earnings effect of asset dispositions and impairment assessments because we believe that including them in Adjusted EBITDA does not fully reflect the operating performance of our remaining assets.

We also believe Adjusted EBITDA provides useful information to investors regarding our financial condition and results of operations because Adjusted EBITDA is useful in evaluating our operating performance. Furthermore, we use Adjusted EBITDA to provide a measure of performance that can be isolated on an asset-by-asset basis to determine overall property performance. We believe that the rating agencies and a number of our lenders also use Adjusted EBITDA for those purposes. We also use Adjusted EBITDA as one measure in determining the value of acquisitions and dispositions.

MeriStar Hospitality Corporation

September 30, 2005

Comparable Hotel Operating Results and Statistics

We present certain operating statistics (i.e., RevPAR, ADR and average occupancy) and operating results (revenues, expenses and operating profit) for the periods included in this report on a comparable hotel basis as supplemental information for investors. We define our comparable hotels as properties (i) that are owned by us and the operations of which are included in our consolidated results for the entirety of the reporting periods being compared, (ii) that have not sustained substantial property damage during the reporting periods being compared, and (iii) that are not planned for disposition as of the end of the period. Of the 69 hotels that we owned as of September 30, 2005, 57 have been classified as comparable hotels. The operating results of one hotel classified as held-for-sale and reflected in discontinued operations, nine hotels significantly affected by the hurricanes, and the two hotels acquired in 2004 that we owned as of September 30, 2005, are excluded from comparable hotel results for these periods. Additionally, changes in estimates to property tax expense, which are recorded when known, have been allocated to the period to which they relate, in order to maintain comparability between periods.

We present these comparable hotel operating results by eliminating corporate-level revenues and expenses, as well as depreciation and amortization and loss on asset impairments. We eliminate corporate-level revenues and expenses to arrive at property-level results because we believe property-level results provide investors with supplemental information into the ongoing operating performance of our hotels and the effectiveness of management in running our business on a property-level basis. We eliminate depreciation and amortization because, even though depreciation and amortization are property-level expenses, these non-cash expenses, which are based on historical cost accounting for real estate assets, implicitly assume that the value of real estate assets diminishes over time. Because real estate values have historically risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. We eliminate loss on asset impairments because these non-cash expenses are primarily related to our non-comparable properties, and do not reflect the operating performance of our comparable assets.

As a result of the elimination of corporate-level costs and expenses and depreciation and amortization, the comparable hotel operating results we present do not represent our total revenues, expenses or operating profit and should not be used to evaluate our performance as a whole. Management compensates for these limitations by separately considering the impact of these excluded items to the extent that they are material to operating decisions or assessments of our operating performance. Our consolidated statements of operations include such amounts, all of which should be considered by investors when evaluating our performance.

We present these hotel operating results on a comparable hotel basis because we believe that doing so provides investors and management with useful information for evaluating the period-to-period performance of our hotels and facilitates comparisons with other hotel REITs and hotel owners. In particular, these measures assist management and investors in distinguishing whether increases or decreases in revenues and/or expenses are due to growth or decline of operations at comparable hotels (which represent the vast majority of our portfolio) or from other factors, such as the effect of acquisitions or dispositions. While management believes that presentation of comparable hotel results is a “same store” supplemental measure that provides useful information in evaluating the ongoing performance of the Company, this measure is not used to allocate resources or to assess the operating performance of each of these hotels, as these decisions are based on data for individual hotels and are not based on comparable hotel results. For these reasons, we believe that comparable hotel operating results, when combined with the presentation of GAAP operating profit, revenues and expenses, provide useful information to management and investors.